UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 25, 2020
Date of Report (date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(855) 283-9237
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	PSXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On February 25, 2020, Phillips 66 Partners LP (the “Partnership”) and Phillips 66 Partners GP LLC (the “General Partner”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) by and among the Partnership and the General Partner, on the one hand, and RBC Capital Markets, LLC, BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BTIG, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Commerz Markets LLC, Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Jefferies LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, and Wells Fargo Securities, LLC (each, a “Manager” and collectively, the “Managers”), on the other hand. Pursuant to the terms of the Distribution Agreement, the Partnership may sell from time to time through the Managers, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $250,000,000 (“Common Units”). The sales, if any, of the Common Units under the Distribution Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed upon by the Managers and the Partnership by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Distribution Agreement, the Partnership will pay the Managers a commission at a mutually agreed rate not to exceed 2% of the gross sales price per Common Unit. In addition, the Partnership has agreed to pay certain expenses incurred by the Managers in connection with the offering. The Partnership may also sell Common Units to one or more of the Managers as principal for such Manager’s own account at a price agreed upon at the time of sale. If the Partnership sells Common Units to one or more of the Managers as principal, the Partnership will enter into a separate terms agreement with such Manager.

The offering has been registered under the Securities Act pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-234334), as supplemented by the Prospectus Supplement dated February 25, 2020, relating to the sale of the Common Units (the “Prospectus Supplement”).

The Distribution Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Partnership and the Managers have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Partnership expects to use the net proceeds from any sale under the Distribution Agreement of the Common Units for general partnership purposes, which may include, among other things, repayment of indebtedness, acquisitions, capital expenditures and additions to working capital.

As more fully described under the caption “Plan of Distribution” in the Prospectus Supplement, from time to time, the Managers and their affiliates have provided, directly or indirectly, investment and commercial banking or financial advisory services to the Partnership and its affiliates, for which they have received customary fees and commissions, and they expect to provide these services to the Partnership and its affiliates in the future, for which they expect to receive customary fees and commissions.

The representations, warranties and covenants contained in the Distribution Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Distribution Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Moreover, the subject matter of the representations and warranties are subject to more recent developments. Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the General Partner, or any of their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The foregoing description and the description contained in the Prospectus Supplement are not complete and are qualified in their entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Legal opinions relating to the Common Units are included as Exhibits 5.1 and 8.1 to this Current Report.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.		Description
1.1	—
Equity Distribution Agreement, dated as of February 25, 2020, by and among the Partnership and the General Partner, on the one hand, and RBC Capital Markets, LLC, BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BTIG, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Commerz Markets LLC, Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Jefferies LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, and Wells Fargo Securities, LLC

5.1	—	Opinion of Latham & Watkins LLP regarding the validity of the Common Units
8.1	—	Opinion of Latham & Watkins LLP relating to tax matters
23.1	—	Consent of Latham & Watkins (included in Exhibit 5.1 hereto)
23.2	—	Consent of Latham & Watkins (included in Exhibit 8.1 hereto)
101.INS	—	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	—	Inline XBRL Taxonomy Extension Schema Document
101.CAL	—	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	—	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	—	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	—	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	—	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Dated: February 25, 2020

Phillips 66 Partners LP

By:Phillips 66 Partners GP, LLC, its general partner

By:    /s/ Rosy Zuklic
Rosy Zuklic
Vice President and Chief Operating Officer